Exhibit 10.20

AMENDMENT TO THE ALIPAY FRAMEWORK AGREEMENT

WHEREAS, reference is hereby made to that certain Framework Agreement, dated as of July 29, 2011 (the “Alipay Framework Agreement”), made and entered into by and among Alibaba Group Holding Limited (“Alibaba”), SOFTBANK CORP., Yahoo! Inc., 支付宝（中国）网络技术有限公司 (Alipay.com Co., Ltd.), 浙江阿里巴巴电子商务有限公司 (Zhejiang Alibaba E-Commerce Co., Ltd.), APN Ltd., the Joinder Parties (as defined therein) and, with respect to the Sections referred to in Section 10.05 therein, Jack Ma Yun and Joseph Chung Tsai;

WHEREAS, the Parties desire and intend that this Amendment to the Alipay Framework Agreement (this “Amendment”) have no force or effect until the Amendment Effective Time (as defined in Section 6 of this Amendment); and

WHEREAS, capitalized terms used herein and not otherwise defined will have the meanings specified in the Alipay Framework Agreement.

NOW THEREFORE, the Parties hereby agree that, effective as of the Amendment Effective Time:

1. The final sentence of Section 7.04 of the Alipay Framework Agreement is hereby deleted and restated in its entirety as follows:

“Each of JMY and JT shall cause the board of directors of IPCo from and after the Effective Time to consist solely of (i) the Independent Directors and (ii) JMY and JT; provided, however, that upon an Event of Default (as defined in the Legal Mortgage of IPCo Shares), JMY and JT shall resign as directors of IPCo.”

2. Section A of Schedule 2.02(b) of the Alipay Framework Agreement is hereby deleted and restated in its entirety as follows:

“Retained Equity Interests

•	100% of the registered share capital of 支付宝(中国)信息技术有限公司 (Alipay (China) Information Technology Co., Ltd.), [Z53] which holds or will hold the following equity interests:

•	100% of the registered share capital of 支付宝软件(上海)有限公司 (Alipay Software (Shanghai) Co., Ltd.) [Z52];

•	100% of the registered share capital of 支付宝(上海)信息技术有限公司 (Alipay (Shanghai) Information Technology Co., Ltd. ) [Z59]; and

•	100% of the registered share capital of 南京集分宝信息技术有限公司 (Nanjing Bonus Point Information Technology Co., Ltd.) [Z64] established in Nanjing, PRC, to operate the bonus point business.”

3. Section B of Schedule 2.02(b) of the Alipay Framework Agreement is hereby amended by the addition of the following new seventh bullet:

•	All assets of the Retained Entities

4. The Alipay Framework Agreement is hereby amended by adding new Section 7.16 as follows:

Section 7.16 Retained Equity Interests Structure. Except as provided for herein, Alibaba shall (a) not Transfer any Retained Entity, including any Retained Equity Interest or any Retained Business Asset owned, held or otherwise controlled by such Retained Entity, and (b) ensure that each Retained Entity be and remain a wholly-owned subsidiary of 支付宝(中国)信息技术有限公司 (Alipay (China) Information Technology Co., Ltd.) [Z53].

5. Notwithstanding Section 7.11 of the Alipay Framework Agreement, the Parties hereby deem the written resolutions of the directors of Alibaba attached hereto as Annex I (the “Resolutions”) to be an effective unanimous consent of the Independent Directors of Alibaba as required under Section 7.11 of the Alipay Framework Agreement in order to approve, as an Alibaba Independent Action, Alibaba’s execution of this Amendment; provided, that this Amendment shall not in any way modify Section 7.11 of the Alipay Framework Agreement.

6. This Amendment shall only become effective upon the delivery to Alibaba within 60 days of the execution date of this Amendment of a written consent (the “Intercreditor Agent Consent”) to this Amendment from The Hongkong and Shanghai Banking Corporation Limited (the “Intercreditor Agent”), pursuant to and in accordance with the Security Agreement dated June 18, 2012 between Alibaba and the Intercreditor Agent (the “Security Agreement”) and Section 4 of those certain letter notices and acknowledgments, dated September 11, 2012, exchanged between Alibaba and the other Parties regarding the Security Agreement (the “Amendment Effective Time”). Upon Alibaba’s receipt of the Intercreditor Agent Consent, Alibaba shall promptly (and in any event within 24 hours after its receipt) deliver a true and accurate copy of the Intercreditor Agent Consent to the Parties.

7. Nothing in this Amendment is intended to, nor shall it, modify the Alipay Framework Agreement in any manner other than as specifically provided herein and all other terms and conditions of the Alipay Framework Agreement shall remain in full force and effect. Article X of the Alipay Framework Agreement is incorporated herein by reference and shall be deemed applicable to this Amendment mutatis mutandis.

[Signature page follows]

2

IN WITNESS WHEREOF the duly authorized representatives of each of the Parties hereto have executed this Amendment dated this 15th day of November 2012. (US PST time)

Alibaba Group Holding Limited

By:	/s/ Timothy R. Morse
	Name:	Timothy R. Morse
	Title:	Independent Director

By:	/s/ Masayoshi Son
	Name:	Masayoshi Son
	Title:	Independent Director

Yahoo! Inc.

By:	/s/ Ronald S. Bell
	Name:	Ronald S. Bell
	Title:	General Counsel and Secretary

SOFTBANK CORP.

By:	/s/ Masayoshi Son
	Name:	Masayoshi Son
	Title:	Chairman & CEO

APN Ltd.

By:	/s/ Jack Ma Yun
	Name:	Jack Ma Yun
	Title:	Director

Signature Page

Amendment to the Alipay Framework Agreement

浙江阿里巴巴电子商务有限公司
Zhejiang Alibaba E-Commerce Co., Ltd.

By:	/s/ MA Yun
	Name:	MA Yun (马云)
	Title:	Legal Representative

支付宝（中国）网络技术有限公司
Alipay.com Co., Ltd.

By:	/s/ MA Yun
	Name:	MA Yun (马云)
	Title:	Legal Representative

Jack Ma Yun

/s/ Jack Ma Yun
On his own behalf and on behalf of the Joinder Parties

Joseph Chung Tsai

/s/ Joseph Chung Tsai

Xie Shihuang

/s/ Xie Shihuang

Signature Page

Amendment to the Alipay Framework Agreement

Annex I

Unanimous Consent

ALIBABA GROUP HOLDING LIMITED

(Incorporated in the Cayman Islands)

(the “Company”)

RESOLUTIONS IN WRITING CONSENTED TO BY ALL THE DIRECTORS OF THE COMPANY PURSUANT TO ARTICLE 85 OF THE ARTICLES OF ASSOCIATION OF THE COMPANY

INTERESTS OF DIRECTORS

IT IS NOTED THAT each director (a “Director”) of the board of Directors (the “Board”) of the Company has confirmed he has duly disclosed his interests, if any, in the matters contemplated by these resolutions, in accordance with the Articles of Association of the Company, and that no Director is prohibited from approving the below resolutions. In particular, Mr. Ma has disclosed he is the majority and controlling shareholder of 浙江阿里巴巴电子商务有限公司 (Zhejiang Alibaba E-Commerce Co., Ltd.) (“Alipay HoldCo”), and Mr. Tsai has disclosed that, as a member of senior management of the Company, he may in the future acquire a beneficial interest in Alipay HoldCo. Except as so disclosed, each Director confirms that he does not have any conflict of interest in connection with the resolutions below.

EXERCISE BY ALIPAY HOLDCO OF REAL ESTATE OPTION

WHEREAS:

(a)	The Company entered into that certain Framework Agreement dated July 29, 2011 (the “Alipay Framework Agreement”) by and among the Company, SOFTBANK CORP. (“SoftBank”), Yahoo! Inc. (“Yahoo!”). 支付宝（中国）网络技术有限公司 (Alipay.com Co., Ltd.) (“Alipay OpCo”), APN Ltd., Alipay HoldCo, the Joinder Parties (as defined therein) and, with respect to the Sections referred to in Section 10.05 therein, Jack Ma Yun and Joseph Chung Tsai;

(b)	Pursuant to Section 7.11 of the Alipay Framework Agreement and the resolutions of the Board dated as of July 29, 2011 adopted in accordance therewith (the “Independent Actions Resolutions”), Alibaba Independent Actions (as defined in the Independent Actions), must be adopted by the Independent Directors (as defined in the Independent Actions) (i) at a Transaction Meeting (as defined in the Independent Actions) or (ii) if permitted thereby, by written resolution;

(c)	Capitalized terms used herein and not otherwise defined herein have the meanings specified in the Independent Actions Resolutions;

(d)	Each of Mr. Ma (as Management Members Representative, as defined in the New Shareholders Agreement by and between the Company, Yahoo!, SoftBank, the Management Members (as defined therein) and certain other shareholders of the Company, dated as of September 18, 2012), SoftBank and Yahoo! had given prior notice to the Company that he/it consented to each Director who had an interest in approving the resolutions below;

Alibaba Group Holding Limited

Board of Directors

Resolutions in Writing

Exercise by Alipay HoldCo of Real Estate Option and

Transfer of Bonus Points Business

1

(e)	It is proposed that each of Mr. Ma and Mr. Tsai waive the requirement under the Independent Actions to hold a Transaction Meeting in connection with the adoption of the resolutions set forth below and consent to adoption of the resolutions below by written resolution of the Independent Directors;

(f)	The Company and Alipay HoldCo entered into that certain Real Estate Option Agreement dated as of July 29, 2011 (the “Real Estate Option Agreement”);

(g)	Pursuant to Section 2.1 of the Real Estate Option Agreement, Alipay HoldCo has the option to acquire, or to designate Alipay OpCo to acquire, certain real estate rights (including without limitation real property ownership right, land use rights, real estate development rights and other rights set forth in Schedule 2 of the Real Estate Option Agreement) owned by the Company or its subsidiaries or rights to acquire from third parties such real estate rights;

(h)	Such rights held by the Company or its subsidiaries include the right to negotiate and enter into a framework agreement (“LJZ Property Framework Agreement”) with Shanghai Lujiazui Finance & Trade Zone Development Co., Ltd. (上海陆家嘴金融贸易区开发股份有限公司) (“LJZ Development Co., Ltd.”) and to acquire the rights under the LJZ Property Framework Agreement in connection with the pre-purchase of a portion of one of the office buildings currently under development at Block SN1, Century Avenue, Pudong New District, Shanghai, People’s Republic of China, and the corresponding land use rights (the “LJZ Land Use Rights”), which LJZ Property Framework Agreement has been under discussion between LJZ Development Co., Ltd. and certain subsidiaries of the Company;

(i)	Each of Mr. Ma and Mr. Tsai hereby represent to the Directors, both in their capacity as management of the Company and in their capacity as principals of Alipay HoldCo and Alipay OpCo, that such rights were obtained by the subsidiaries of the Company for no consideration and such rights do not include any tangible property or land use rights (although upon execution of the LJZ Property Framework Agreement and performance thereunder, land use rights will eventually be acquired), and Alipay HoldCo, upon performance of the LJZ Property Framework Agreement would purchase the LJZ Land Use Rights at market price;

(j)	Alipay HoldCo has, by notice delivered on March 19, 2012, elected to exercise its option under the Real Estate Option Agreement to acquire, and/or designate Alipay OpCo to acquire, from subsidiaries of the Company the rights (the “LJZ Rights”) to negotiate and enter into the LJZ Property Framework Agreement and to acquire the rights under the LJZ Property Framework Agreement, for no consideration;

Alibaba Group Holding Limited

Board of Directors

Resolutions in Writing

Exercise by Alipay HoldCo of Real Estate Option and

Transfer of Bonus Points Business

2

(k)	Pursuant to Section 4.1 of the Real Estate Option Agreement, the price for the transfer of the LJZ Rights is to be confirmed by the Independent Directors (as defined in the Alipay Framework Agreement);

(l)	Each of Mr. Ma and Mr. Tsai hereby represents to the Directors, both in his capacity as management of the Company and in his capacity as principal of Alipay HoldCo and Alipay OpCo, that (1) the Company has not incurred any out-of-pocket costs or expenses related to the LJZ Property Framework Agreement and the transfer to Alipay Holdco of the LJZ Rights, (2) the fair market value of the LJZ Rights is zero because the LJZ Rights cannot be separated from the business of Alipay OpCo or retained by the Company for any purpose and (3) the Company and its subsidiaries will not incur any expenses or liabilities, including any taxes, in connection with the transfer of the LJZ Rights;

(m)	The Independent Directors (as defined in the Alipay Framework Agreement) by their signature to these written resolutions confirm that, on the basis of and in reliance upon the representations by management of the Company, they have confirmed the price for the transfer of the LJZ Rights;

(n)	It is proposed that Alipay HoldCo and the Company enter into a confirmation letter, substantially in the form attached hereto as Exhibit A (the “Confirmation”), pursuant to which the Alipay HoldCo will confirm the transfer of the LJZ Rights and Alipay HoldCo will agree to indemnify the Company and its subsidiaries for any expenses or liabilities, including taxes if any that may be incurred by them in connection such transfer; and

(o)	It is proposed that the Company enter into that certain consent letter (the “Consent Letter”) by and among all of the parties to the Alipay Framework Agreement in connection with, among other things, the matters related to Confirmation specified in these resolutions, substantially in the form attached hereto as Exhibit B.

NOW, THEREFORE, IT IS HEREBY UNANIMOUSLY RESOLVED (except with respect to paragraph (f), which is adopted by Messrs. Ma and Tsai only):

(a)	THAT on the basis of and in reliance on representations by management of the Company, the transfer by subsidiaries of the Company of the LJZ Rights for no consideration is hereby approved;

(b)	THAT the entry by the Company into the Confirmation and the Consent Letter be and hereby is approved;

(c)	THAT any Director or any person authorized in writing by a Director is authorized to sign any document or take any action consistent with the foregoing resolution;

(d)	THAT any action taken by the Company, any subsidiary of the Company, any Director or any other employee of the Company or its subsidiaries prior to the passing of these resolutions relating to the LJZ Rights (these “LJZ Rights Resolutions”) in accordance with the specific matters approved herein be approved, confirmed and ratified in all respects;

Alibaba Group Holding Limited

Board of Directors

Resolutions in Writing

Exercise by Alipay HoldCo of Real Estate Option and

Transfer of Bonus Points Business

3

(e)	THAT save as specifically set forth herein, these LJZ Rights Resolutions shall have no effect on the Independent Actions Resolutions, which shall continue to be in full force and effect; and

(f)	THAT Messrs. Ma and Tsai, by execution of these LJZ Rights Resolutions, hereby waive the requirement under the Independent Actions Resolutions to hold a Transaction Meeting in connection with the resolutions set forth herein and hereby consent to adoption of the resolutions listed above by written resolution of the Independent Directors.

AMENDMENT TO THE ALIPAY FRAMEWORK AGREEMENT AND FORM OF CROSS-LICENSE AGREEMENT WITH RESPECT TO THE TRANSFER OF THE BONUS POINTS BUSINESS

WHEREAS:

(a)	The Company entered into the Alipay Framework Agreement;

(b)	Pursuant to Section 7.11 of the Alipay Framework Agreement and Independent Actions Resolutions, Alibaba Independent Actions (as defined in the Independent Actions Resolutions) must be adopted by the Independent Directors (as defined in the Independent Actions Resolutions) (i) at a Transaction Meeting (as defined in the Independent Actions Resolutions) or (ii) if permitted thereby, by written resolution;

(c)	Capitalized terms herein and not otherwise defined herein have the meanings specified in the Independent Actions Resolutions;

(d)	Pursuant to Section 10.02 of the Alipay Framework Agreement, amendments to the Alipay Framework Agreement must be in writing and signed by the parties (or, as to the Company, the Independent Directors);

(e)	Each of Mr. Ma (as Management Members Representative, as defined in the New Shareholders Agreement by and between the Company, Yahoo!, SoftBank, the Management Members (as defined therein) and certain other shareholders of the Company, dated as of September 18, 2012), SoftBank and Yahoo! had given prior notice to the Company that he/it consented to each Director who had an interest in approving the resolutions below;

(f)	It is proposed that each of Mr. Ma and Mr. Tsai waive the requirement under the Independent Actions Resolutions to hold a Transaction Meeting in connection with the adoption of the resolutions set forth below and consent to adoption of the resolutions below by written resolution of the Independent Directors;

Alibaba Group Holding Limited

Board of Directors

Resolutions in Writing

Exercise by Alipay HoldCo of Real Estate Option and

Transfer of Bonus Points Business

4

(g)	Pursuant to Section 4 of that certain letter notice and acknowledgment of assignment of the Company’s rights under the Alipay Framework Agreement to the Intercreditor Agent (as defined therein), dated September 11, 2012, consent of the Intercreditor Agent is required to amend the Alipay Framework Agreement;

(h)	Alipay OpCo management contemplates establishing a new subsidiary (the “Alipay Bonus Points Subsidiary”) under 支付宝（中国）信息技术有限公司 (Alipay (China) Information Technology Co., Ltd.) [Alibaba Group accounting designation: Z53], a subsidiary of the Company, to operate and further expand the Alipay OpCo bonus points business currently operated by 支付宝（上海）信息技术有限公司 (Alipay (Shanghai) Information Technology Co., Ltd.) [Z59];

(i)	Alipay OpCo management expects that the Alipay Bonus Points Subsidiary will be entitled to significant enterprise income tax benefits;

(j)	The Alipay Framework Agreement defines the “Retained Business Assets” as any asset or right to the outstanding equity of the entities set forth in Schedule 2.02(b) thereto (each such entity, a “Retained Entity”, and the equity in such entities, collectively, the “Retained Equity Interests”) or to any other assets set forth and described such Schedule 2.02(b); and

(k)	It is proposed that the Company enter into (i) the Amendment to the Alipay Framework Agreement, substantially in the form attached hereto as Exhibit C; (ii) Amendment to Form of Cross-License Agreement, by and among all of the parties to the Alipay Framework Agreement, substantially in the form attached hereto as Exhibit D (Exhibit C and Exhibit D, collectively, the “Amendments”); and the Consent Letter in connection with, among other things, the matters related to the Amendments; which have been reviewed and considered in detail by the Directors.

NOW, THEREFORE, IT IS HEREBY UNANIMOUSLY RESOLVED (except with respect to paragraph (f), which is adopted by Messrs. Ma and Tsai only):

(a)	THAT it is in commercial interest of the Company that the Alipay Bonus Points Subsidiary be established as a subsidiary of 支付宝（中国）信息技术有限公司 (Alipay (China) Information Technology Co., Ltd.) [Z53] and that the Alipay Framework Agreement be amended to include the Alipay Bonus Points Subsidiary as a “Retained Business Asset” under the Alipay Framework Agreement;

(b)	THAT the entry by the Company into the Amendments and the Consent Letter is hereby approved;

(c)	THAT the Independent Directors are authorized to jointly sign, execute and deliver the Amendments for and on behalf of the Company;

(d)	THAT any action taken by the Company, any subsidiary of the Company, any Director or any other employee of the Company or its subsidiaries prior to the passing of these resolutions relating to the Alipay Bonus Points business transfer (these “Alipay Bonus Points Resolutions”) in accordance with the specific matters approved herein be approved, confirmed and ratified in all respects;

Alibaba Group Holding Limited

Board of Directors

Resolutions in Writing

Exercise by Alipay HoldCo of Real Estate Option and

Transfer of Bonus Points Business

5

(e)	THAT save as specifically set forth herein, these Alipay Bonus Points Resolutions shall have no effect on the Independent Actions Resolutions, which shall continue to be in full force and effect; and

(f)	THAT Messrs. Ma and Tsai, by execution of these Alipay Bonus Rights Resolutions, hereby waive the requirement under the Independent Actions Resolutions to hold a Transaction Meeting in connection with the resolutions set forth herein and hereby consent to adoption of the resolutions listed above by written resolution of the Independent Directors.

[Signature page follows]

Alibaba Group Holding Limited

Board of Directors

Resolutions in Writing

Exercise by Alipay HoldCo of Real Estate Option and

Transfer of Bonus Points Business

6

/s/ Ma Yun		/s/ Timothy R. Morse
Ma Yun		Timothy R. Morse
Dated:	November 16, 2012	Dated:	November 15, 2012
	(Hong Kong: 1:00 pm)		(CA Time)

/s/ Masayoshi Son		/s/ Joseph C. Tsai
Masayoshi Son		Joseph C. Tsai
Dated:	November 16, 2012	Dated:	November 16, 2012
	(Tokyo, 12:30 pm)		(Hong Kong: 1:00 pm)

Alibaba Group Holding Limited

Board of Directors

Resolutions in Writing

Exercise by Alipay HoldCo of Real Estate Option and

Transfer of Bonus Points Business

7

Exhibit A

Form of Confirmation

CONFIRMATION

November     , 2012

Alibaba Group Holding Limited

c/o Alibaba Group Services Limited

26th Floor, Tower One

Times Square

1 Matheson Street

Causeway Bay

Hong Kong

Dear Sirs:

We refer to (i) the Real Estate Option Agreement dated as of July 29, 2011 (the “Real Estate Option Agreement”) by and between Alibaba Group Holding Limited (“Alibaba Group”) and 浙江阿里巴巴电子商务有限公司 (Zhejiang Alibaba E-Commerce Co., Ltd.) (“Alipay HoldCo”), and (ii) the notice (the “Option Exercise Notice”) delivered by Alipay HoldCo to Alibaba Group on March 19, 2012 by which Alipay HoldCo elected to exercise its option under the Real Estate Option Agreement to acquire, and/or designate OpCo to acquire, from subsidiaries of the Company the rights (the “LJZ Rights”) to negotiate and enter into the LJZ Property Framework Agreement and to acquire the rights under the LJZ Property Framework Agreement, for no consideration.

We hereby confirm that pursuant to the Real Estate Option Agreement and by delivery of the Option Exercise Notice, Alipay HoldCo shall become the owner or the LJZ Rights and shall therefore be responsible for payment of all costs and expenses relating thereto, whether incurred before or after delivery of the Option Exercise Notice (the “Expenses”), and Alipay HoldCo shall indemnify Alibaba Group upon demand for any such Expenses and also from any taxes arising from the exercise of the option by Alipay HoldCo under the Real Estate Option Agreement. We would appreciate receiving your acknowledgement and agreement to this by your signature below.

[Signature page follows]

1

Sincerely,

浙江阿里巴巴电子商务有限公司
(Zhejiang Alibaba E-Commerce Co., Ltd.)

By:
Name:
Title:

ACKNOWLEDGED AND AGREED

Alibaba Group Holding Limited

By:
Name:
Title:

Confirmation between Alipay HoldCo and

Alibaba Group Holding Limited

2

Exhibit B

Form of Consent Letter

Alibaba Group Holding Limited

c/o Alibaba Group Services Limited

26th Floor, Tower One

Time Square

1 Matheson Street

Causeway Bay

Hong Kong

Attention: General Counsel

SOFTBANK CORP.

1-9-1 Higashi-shimbashi, Minato-ku

Tokyo 105-7303, Japan

Attention: Mr. Katsumasa Niki, Finance

Yahoo! Inc.

701 First Avenue

Sunnyvale, CA 94089

Attention: General Counsel

November     , 2012

To Whom It May Concern:

Reference is made to the Framework Agreement, dated July 29, 2011 (the “Alipay Framework Agreement”), by and among Alibaba Group Holding Limited (the “Company”), SOFTBANK CORP., Yahoo! Inc., 支付宝（中国）网络技术有限公司 (Alipay.com Co., Ltd.), APN Ltd., 浙江阿里巴巴电子商务有限公司 (Zhejiang Alibaba E-Commerce Co., Ltd.), the Joinder Parties (as defined therein) and, with respect to the Sections referred to in Section 10.05 therein, Jack Ma Yun and Joseph Chung Tsai. Capitalized terms used herein and not otherwise defined herein have the meanings specified in the Alipay Framework Agreement.

Notwithstanding Section 7.11 of the Alipay Framework Agreement, the undersigned hereby deem the respective written resolutions of the directors of Alibaba attached hereto as Annex I and Annex II to be an effective unanimous consent of the Independent Directors of Alibaba as required under Section 7.11 of the Alipay Framework Agreement in order to approve, as an Alibaba Independent Action, the Company’s actions and the changes approved by the Independent Directors in connection with (i) the Real Estate Option Agreement and (ii) the transfer of the Bonus Points business and the related Amendment to the Alipay Framework Agreement and Amendment to Form of Cross-License Agreement both as set forth in the resolutions in Annex I.

Nothing in this letter agreement is intended to, nor shall it, act as a waiver under the Alipay Framework Agreement in any manner other than as specifically provided herein and all other terms and conditions of the Alipay Framework Agreement shall remain in full force and effect.

支付宝（中国）网络技术有限公司
(Alipay.com Co., Ltd.)

By:
Name:	MA Yun (马云)
Title:	Legal Representative

APN Ltd.

By:
Name:	Jack Ma Yun
Title:	Director

浙江阿里巴巴电子商务有限公司 (Zhejiang Alibaba E-Commerce Co., Ltd.)

By:
Name:	MA Yun (马云)
Title:	Legal Representative

Jack Ma Yun

On his own behalf and on behalf of the Joinder Parties

Joseph Chung Tsai

Agreed and Approved:

Alibaba Group Holding Limited

By:
Name:	Jack Ma Yun
Title:	Chairman & Chief Executive Officer

[Signature Page 1 of 2 of Consent to Alibaba Written Resolutions]

Joinder Party

By:
Name:	Xie Shihuang

SOFTBANK CORP.

By:
Name:	Masayoshi Son
Title:	Chairman & CEO

Yahoo! Inc.

By:
Name:	Ronald S. Bell
Title:	General Counsel and Secretary

By:
Name:	Masayoshi Son
In his capacity as Independent Director of Alibaba

By:
Name:	Timothy R. Morse
In his capacity as Independent Director of Alibaba

Cc:	Mark Gordon

Kenton J. King

Leif B. King

Kenneth Siegel

[Signature Page 2 of 2 of Consent to Alibaba Written Resolutions]

Annex I

Form of Written Resolutions relating to the Alipay Real Estate Option and to the transfer of the

Alipay Bonus Points Business

ALIBABA GROUP HOLDING LIMITED

(Incorporated in the Cayman Islands)

(the “Company”)

RESOLUTIONS IN WRITING CONSENTED TO BY ALL THE DIRECTORS OF THE COMPANY PURSUANT TO

ARTICLE 85 OF THE ARTICLES OF ASSOCIATION OF THE COMPANY

INTERESTS OF DIRECTORS

IT IS NOTED THAT each director (a “Director”) of the board of Directors (the “Board”) of the Company has confirmed he has duly disclosed his interests, if any, in the matters contemplated by these resolutions, in accordance with the Articles of Association of the Company, and that no Director is prohibited from approving the below resolutions. In particular, Mr. Ma has disclosed he is the majority and controlling shareholder of 浙江阿里巴巴电子商务有限公司 (Zhejiang Alibaba E-Commerce Co., Ltd.) (“Alipay HoldCo”), and Mr. Tsai has disclosed that, as a member of senior management of the Company, he may in the future acquire a beneficial interest in Alipay HoldCo. Except as so disclosed, each Director confirms that he does not have any conflict of interest in connection with the resolutions below.

EXERCISE BY ALIPAY HOLDCO OF REAL ESTATE OPTION

WHEREAS:

(a)	The Company entered into that certain Framework Agreement dated July 29, 2011 (the “Alipay Framework Agreement”) by and among the Company, SOFTBANK CORP. (“SoftBank”), Yahoo! Inc. (“Yahoo!”), 支付宝（中国）网络技术有限公司 (Alipay.com Co., Ltd.) (“Alipay OpCo”), APN Ltd., Alipay HoldCo, the Joinder Parties (as defined therein) and, with respect to the Sections referred to in Section 10.05 therein, Jack Ma Yun and Joseph Chung Tsai;

(b)	Pursuant to Section 7.11 of the Alipay Framework Agreement and the resolutions of the Board dated as of July 29, 2011 adopted in accordance therewith (the “Independent Actions Resolutions”), Alibaba Independent Actions (as defined in the Independent Actions), must be adopted by the Independent Directors (as defined in the Independent Actions) (i) at a Transaction Meeting (as defined in the Independent Actions) or (ii) if permitted thereby, by written resolution;

(c)	Capitalized terms used herein and not otherwise defined herein have the meanings specified in the Independent Actions Resolutions;

(d)	Each of Mr. Ma (as Management Members Representative, as defined in the New Shareholders Agreement by and between the Company, Yahoo!, SoftBank, the Management Members (as defined therein) and certain other shareholders of the Company, dated as of September 18, 2012), SoftBank and Yahoo! had given prior notice to the Company that he/it consented to each Director who had an interest in approving the resolutions below;

Alibaba Group Holding Limited

Board of Directors

Resolutions in Writing

Exercise by Alipay HoldCo of Real Estate Option and

Transfer of Bonus Points Business

1

(e)	It is proposed that each of Mr. Ma and Mr. Tsai waive the requirement under the Independent Actions to hold a Transaction Meeting in connection with the adoption of the resolutions set forth below and consent to adoption of the resolutions below by written resolution of the Independent Directors;

(f)	The Company and Alipay HoldCo entered into that certain Real Estate Option Agreement dated as of July 29, 2011 (the “Real Estate Option Agreement”);

(g)	Pursuant to Section 2.1 of the Real Estate Option Agreement, Alipay HoldCo has the option to acquire, or to designate Alipay OpCo to acquire, certain real estate rights (including without limitation real property ownership right, land use rights, real estate development rights and other rights set forth in Schedule 2 of the Real Estate Option Agreement) owned by the Company or its subsidiaries or rights to acquire from third parties such real estate rights;

(h)	Such rights held by the Company or its subsidiaries include the right to negotiate and enter into a framework agreement (“LJZ Property Framework Agreement”) with Shanghai Lujiazui Finance & Trade Zone Development Co., Ltd. (上海陆家嘴金融贸易区开发股份有限公司) (“LJZ Development Co., Ltd.”) and to acquire the rights under the LJZ Property Framework Agreement in connection with the pre-purchase of a portion of one of the office buildings currently under development at Block SN1, Century Avenue, Pudong New District, Shanghai, People’s Republic of China, and the corresponding land use rights (the “LJZ Land Use Rights”), which LJZ Property Framework Agreement has been under discussion between LJZ Development Co., Ltd. and certain subsidiaries of the Company;

(i)	Each of Mr. Ma and Mr. Tsai hereby represent to the Directors, both in their capacity as management of the Company and in their capacity as principals of Alipay HoldCo and Alipay OpCo, that such rights were obtained by the subsidiaries of the Company for no consideration and such rights do not include any tangible property or land use rights (although upon execution of the LJZ Property Framework Agreement and performance thereunder, land use rights will eventually be acquired), and Alipay HoldCo, upon performance of the LJZ Property Framework Agreement would purchase the LJZ Land Use Rights at market price;

(j)	Alipay HoldCo has, by notice delivered on March 19, 2012, elected to exercise its option under the Real Estate Option Agreement to acquire, and/or designate Alipay OpCo to acquire, from subsidiaries of the Company the rights (the “LJZ Rights”) to negotiate and enter into the LJZ Property Framework Agreement and to acquire the rights under the LJZ Property Framework Agreement, for no consideration;

Alibaba Group Holding Limited

Board of Directors

Resolutions in Writing

Exercise by Alipay HoldCo of Real Estate Option and

Transfer of Bonus Points Business

2

(k)	Pursuant to Section 4.1 of the Real Estate Option Agreement, the price for the transfer of the LJZ Rights is to be confirmed by the Independent Directors (as defined in the Alipay Framework Agreement);

(l)	Each of Mr. Ma and Mr. Tsai hereby represents to the Directors, both in his capacity as management of the Company and in his capacity as principal of Alipay HoldCo and Alipay OpCo, that (1) the Company has not incurred any out-of-pocket costs or expenses related to the LJZ Property Framework Agreement and the transfer to Alipay Holdco of the LJZ Rights, (2) the fair market value of the LJZ Rights is zero because the LJZ Rights cannot be separated from the business of Alipay OpCo or retained by the Company for any purpose and (3) the Company and its subsidiaries will not incur any expenses or liabilities, including any taxes, in connection with the transfer of the LJZ Rights;

(m)	The Independent Directors (as defined in the Alipay Framework Agreement) by their signature to these written resolutions confirm that, on the basis of and in reliance upon the representations by management of the Company, they have confirmed the price for the transfer of the LJZ Rights;

(n)	It is proposed that Alipay HoldCo and the Company enter into a confirmation letter, substantially in the form attached hereto as Exhibit A (the “Confirmation”), pursuant to which the Alipay HoldCo will confirm the transfer of the LJZ Rights and Alipay HoldCo will agree to indemnify the Company and its subsidiaries for any expenses or liabilities, including taxes if any that may be incurred by them in connection such transfer; and

(o)	It is proposed that the Company enter into that certain consent letter (the “Consent Letter”) by and among all of the parties to the Alipay Framework Agreement in connection with, among other things, the matters related to Confirmation specified in these resolutions, substantially in the form attached hereto as Exhibit B.

NOW, THEREFORE, IT IS HEREBY UNANIMOUSLY RESOLVED (except with respect to paragraph (f), which is adopted by Messrs. Ma and Tsai only):

(a)	THAT on the basis of and in reliance on representations by management of the Company, the transfer by subsidiaries of the Company of the LJZ Rights for no consideration is hereby approved;

(b)	THAT the entry by the Company into the Confirmation and the Consent Letter be and hereby is approved;

(c)	THAT any Director or any person authorized in writing by a Director is authorized to sign any document or take any action consistent with the foregoing resolution;

(d)	THAT any action taken by the Company, any subsidiary of the Company, any Director or any other employee of the Company or its subsidiaries prior to the passing of these resolutions relating to the LJZ Rights (these “LJZ Rights Resolutions”) in accordance with the specific matters approved herein be approved, confirmed and ratified in all respects;

Alibaba Group Holding Limited

Board of Directors

Resolutions in Writing

Exercise by Alipay HoldCo of Real Estate Option and

Transfer of Bonus Points Business

3

(e)	THAT save as specifically set forth herein, these LJZ Rights Resolutions shall have no effect on the Independent Actions Resolutions, which shall continue to be in full force and effect; and

(f)	THAT Messrs. Ma and Tsai, by execution of these LJZ Rights Resolutions, hereby waive the requirement under the Independent Actions Resolutions to hold a Transaction Meeting in connection with the resolutions set forth herein and hereby consent to adoption of the resolutions listed above by written resolution of the Independent Directors.

AMENDMENT TO THE ALIPAY FRAMEWORK AGREEMENT AND FORM OF CROSS-LICENSE AGREEMENT WITH RESPECT TO THE TRANSFER OF THE BONUS POINTS BUSINESS

WHEREAS:

(a)	The Company entered into the Alipay Framework Agreement;

(b)	Pursuant to Section 7.11 of the Alipay Framework Agreement and Independent Actions Resolutions, Alibaba Independent Actions (as defined in the Independent Actions Resolutions) must be adopted by the Independent Directors (as defined in the Independent Actions Resolutions) (i) at a Transaction Meeting (as defined in the Independent Actions Resolutions) or (ii) if permitted thereby, by written resolution;

(c)	Capitalized terms herein and not otherwise defined herein have the meanings specified in the Independent Actions Resolutions;

(d)	Pursuant to Section 10.02 of the Alipay Framework Agreement, amendments to the Alipay Framework Agreement must be in writing and signed by the parties (or, as to the Company, the Independent Directors);

(e)	Each of Mr. Ma (as Management Members Representative, as defined in the New Shareholders Agreement by and between the Company, Yahoo!, SoftBank, the Management Members (as defined therein) and certain other shareholders of the Company, dated as of September 18, 2012), SoftBank and Yahoo! had given prior notice to the Company that he/it consented to each Director who had an interest in approving the resolutions below;

(f)	It is proposed that each of Mr. Ma and Mr. Tsai waive the requirement under the Independent Actions Resolutions to hold a Transaction Meeting in connection with the adoption of the resolutions set forth below and consent to adoption of the resolutions below by written resolution of the Independent Directors;

Alibaba Group Holding Limited

Board of Directors

Resolutions in Writing

Exercise by Alipay HoldCo of Real Estate Option and

Transfer of Bonus Points Business

4

(g)	Pursuant to Section 4 of that certain letter notice and acknowledgment of assignment of the Company’s rights under the Alipay Framework Agreement to the Intercreditor Agent (as defined therein), dated September 11, 2012, consent of the Intercreditor Agent is required to amend the Alipay Framework Agreement;

(h)	Alipay OpCo management contemplates establishing a new subsidiary (the “Alipay Bonus Points Subsidiary”) under 支付宝（中国）信息技术有限公司 (Alipay (China) Information Technology Co., Ltd.) [Alibaba Group accounting designation: Z53], a subsidiary of the Company, to operate and further expand the Alipay OpCo bonus points business currently operated by 支付宝（上海）信息技术有限公司 (Alipay (Shanghai) Information Technology Co., Ltd.) [Z59];

(i)	Alipay OpCo management expects that the Alipay Bonus Points Subsidiary will be entitled to significant enterprise income tax benefits;

(j)	The Alipay Framework Agreement defines the “Retained Business Assets” as any asset or right to the outstanding equity of the entities set forth in Schedule 2.02(b) thereto (each such entity, a “Retained Entity”, and the equity in such entities, collectively, the “Retained Equity Interests”) or to any other assets set forth and described such Schedule 2.02(b); and

(k)	It is proposed that the Company enter into (i) the Amendment to the Alipay Framework Agreement, substantially in the form attached hereto as Exhibit C; (ii) Amendment to Form of Cross-License Agreement, by and among all of the parties to the Alipay Framework Agreement, substantially in the form attached hereto as Exhibit D (Exhibit C and Exhibit D, collectively, the “Amendments”); and the Consent Letter in connection with, among other things, the matters related to the Amendments; which have been reviewed and considered in detail by the Directors.

NOW, THEREFORE, IT IS HEREBY UNANIMOUSLY RESOLVED (except with respect to paragraph (f), which is adopted by Messrs. Ma and Tsai only):

(a)	THAT it is in commercial interest of the Company that the Alipay Bonus Points Subsidiary be established as a subsidiary of 支付宝（中国）信息技术有限公司 (Alipay (China) Information Technology Co., Ltd.) [Z53] and that the Alipay Framework Agreement be amended to include the Alipay Bonus Points Subsidiary as a “Retained Business Asset” under the Alipay Framework Agreement;

(b)	THAT the entry by the Company into the Amendments and the Consent Letter is hereby approved;

(c)	THAT the Independent Directors are authorized to jointly sign, execute and deliver the Amendments for and on behalf of the Company;

(d)	THAT any action taken by the Company, any subsidiary of the Company, any Director or any other employee of the Company or its subsidiaries prior to the passing of these resolutions relating to the Alipay Bonus Points business transfer (these “Alipay Bonus Points Resolutions”) in accordance with the specific matters approved herein be approved, confirmed and ratified in all respects;

Alibaba Group Holding Limited

Board of Directors

Resolutions in Writing

Exercise by Alipay HoldCo of Real Estate Option and

Transfer of Bonus Points Business

5

(e)	THAT save as specifically set forth herein, these Alipay Bonus Points Resolutions shall have no effect on the Independent Actions Resolutions, which shall continue to be in full force and effect; and

(f)	THAT Messrs. Ma and Tsai, by execution of these Alipay Bonus Rights Resolutions, hereby waive the requirement under the Independent Actions Resolutions to hold a Transaction Meeting in connection with the resolutions set forth herein and hereby consent to adoption of the resolutions listed above by written resolution of the Independent Directors.

[Signature page follows]

Alibaba Group Holding Limited

Board of Directors

Resolutions in Writing

Exercise by Alipay HoldCo of Real Estate Option and

Transfer of Bonus Points Business

6

Ma Yun	Timothy R. Morse
Dated: November , 2012	Dated: November , 2012

Masayoshi Son	Joseph C. Tsai
Dated: November , 2012	Dated: November , 2012

Alibaba Group Holding Limited

Board of Directors

Resolutions in Writing

Exercise by Alipay HoldCo of Real Estate Option and

Transfer of Bonus Points Business

7

Exhibit C

Amendment to the Alipay Framework Agreement

AMENDMENT TO THE ALIPAY FRAMEWORK AGREEMENT

WHEREAS, reference is hereby made to that certain Framework Agreement, dated as of July 29, 2011 (the “Alipay Framework Agreement”), made and entered into by and among Alibaba Group Holding Limited (“Alibaba”), SOFTBANK CORP., Yahoo! Inc., 支付宝（中国）网络技术有限公司 (Alipay.com Co., Ltd.), 浙江阿里巴巴电子商务有限公司 (Zhejiang Alibaba E-Commerce Co., Ltd.), APN Ltd., the Joinder Parties (as defined therein) and, with respect to the Sections referred to in Section 10.05 therein, Jack Ma Yun and Joseph Chung Tsai;

WHEREAS, the Parties desire and intend that this Amendment to the Alipay Framework Agreement (this “Amendment”) have no force or effect until the Amendment Effective Time (as defined in Section 6 of this Amendment); and

WHEREAS, capitalized terms used herein and not otherwise defined will have the meanings specified in the Alipay Framework Agreement.

NOW THEREFORE, the Parties hereby agree that, effective as of the Amendment Effective Time:

1. The final sentence of Section 7.04 of the Alipay Framework Agreement is hereby deleted and restated in its entirety as follows:

“Each of JMY and JT shall cause the board of directors of IPCo from and after the Effective Time to consist solely of (i) the Independent Directors and (ii) JMY and JT; provided, however, that upon an Event of Default (as defined in the Legal Mortgage of IPCo Shares), JMY and JT shall resign as directors of IPCo.”

2. Section A of Schedule 2.02(b) of the Alipay Framework Agreement is hereby deleted and restated in its entirety as follows:

“Retained Equity Interests

•	100% of the registered share capital of 支付宝(中国)信息技术有限公司 (Alipay (China) Information Technology Co., Ltd.), [Z53] which holds or will hold the following equity interests:

•	100% of the registered share capital of 支付宝软件(上海)有限公司 (Alipay Software (Shanghai) Co., Ltd.) [Z52];

•	100% of the registered share capital of 支付宝(上海)信息技术有限公司 (Alipay (Shanghai) Information Technology Co., Ltd.) [Z59]; and

•	100% of the registered share capital of 南京集分宝信息技术有限公司 (Nanjing Bonus Point Information Technology Co., Ltd.) [Z64] established in Nanjing, PRC, to operate the bonus point business.”

3. Section B of Schedule 2.02(b) of the Alipay Framework Agreement is hereby amended by the addition of the following new seventh bullet:

•	All assets of the Retained Entities

4. The Alipay Framework Agreement is hereby amended by adding new Section 7.16 as follows:

Section 7.16 Retained Equity Interests Structure. Except as provided for herein, Alibaba shall (a) not Transfer any Retained Entity, including any Retained Equity Interest or any Retained Business Asset owned, held or otherwise controlled by such Retained Entity, and (b) ensure that each Retained Entity be and remain a wholly-owned subsidiary of 支付宝(中国)信息技术有限公司 (Alipay (China) Information Technology Co., Ltd.) [Z53].

5. Notwithstanding Section 7.11 of the Alipay Framework Agreement, the Parties hereby deem the written resolutions of the directors of Alibaba attached hereto as Annex I (the “Resolutions”) to be an effective unanimous consent of the Independent Directors of Alibaba as required under Section 7.11 of the Alipay Framework Agreement in order to approve, as an Alibaba Independent Action, Alibaba’s execution of this Amendment; provided, that this Amendment shall not in any way modify Section 7.11 of the Alipay Framework Agreement.

6. This Amendment shall only become effective upon the delivery to Alibaba within 60 days of the execution date of this Amendment of a written consent (the “Intercreditor Agent Consent”) to this Amendment from The Hongkong and Shanghai Banking Corporation Limited (the “Intercreditor Agent”), pursuant to and in accordance with the Security Agreement dated June 18, 2012 between Alibaba and the Intercreditor Agent (the “Security Agreement”) and Section 4 of those certain letter notices and acknowledgments, dated September 11, 2012, exchanged between Alibaba and the other Parties regarding the Security Agreement (the “Amendment Effective Time”). Upon Alibaba’s receipt of the Intercreditor Agent Consent, Alibaba shall promptly (and in any event within 24 hours after its receipt) deliver a true and accurate copy of the Intercreditor Agent Consent to the Parties.

7. Nothing in this Amendment is intended to, nor shall it, modify the Alipay Framework Agreement in any manner other than as specifically provided herein and all other terms and conditions of the Alipay Framework Agreement shall remain in full force and effect. Article X of the Alipay Framework Agreement is incorporated herein by reference and shall be deemed applicable to this Amendment mutatis mutandis.

[Signature page follows]

2

IN WITNESS WHEREOF the duly authorized representatives of each of the Parties hereto have executed this Amendment dated this      day of              2012.

Alibaba Group Holding Limited

By:
	Name:	Timothy R. Morse
	Title:	Independent Director

By:
	Name:	Masayoshi Son
	Title:	Independent Director

Yahoo! Inc.

By:
	Name:	Ronald S. Bell
	Title:	General Counsel and Secretary

SOFTBANK CORP.

By:
	Name:	Masayoshi Son
	Title:	Chairman & CEO

APN Ltd.

By:
	Name:	Jack Ma Yun
	Title:	Director

Signature Page

Amendment to the Alipay Framework Agreement

浙江阿里巴巴电子商务有限公司
Zhejiang Alibaba E-Commerce Co., Ltd.

By:
	Name:	MA Yun (马云)
	Title:	Legal Representative

支付宝（中国）网络技术有限公司
Alipay.com Co., Ltd.

By:
	Name:	MA Yun (马云)
	Title:	Legal Representative

Jack Ma Yun

On his own behalf and on behalf of the Joinder Parties

Joseph Chung Tsai

Xie Shihuang

Signature Page

Amendment to the Alipay Framework Agreement

Annex I

Unanimous Consent

ALIBABA GROUP HOLDING LIMITED

(Incorporated in the Cayman Islands)

(the “Company”)

RESOLUTIONS IN WRITING CONSENTED TO BY ALL THE DIRECTORS OF THE COMPANY PURSUANT TO

ARTICLE 85 OF THE ARTICLES OF ASSOCIATION OF THE COMPANY

INTERESTS OF DIRECTORS

IT IS NOTED THAT each director (a “Director”) of the board of Directors (the “Board”) of the Company has confirmed he has duly disclosed his interests, if any, in the matters contemplated by these resolutions, in accordance with the Articles of Association of the Company, and that no Director is prohibited from approving the below resolutions. In particular, Mr. Ma has disclosed he is the majority and controlling shareholder of 浙江阿里巴巴电子商务有限公司 (Zhejiang Alibaba E-Commerce Co., Ltd.) (“Alipay HoldCo”), and Mr. Tsai has disclosed that, as a member of senior management of the Company, he may in the future acquire a beneficial interest in Alipay HoldCo. Except as so disclosed, each Director confirms that he does not have any conflict of interest in connection with the resolutions below.

EXERCISE BY ALIPAY HOLDCO OF REAL ESTATE OPTION

WHEREAS:

(a)	The Company entered into that certain Framework Agreement dated July 29, 2011 (the “Alipay Framework Agreement”) by and among the Company, SOFTBANK CORP. (“SoftBank”), Yahoo! Inc. (“Yahoo!”), 支付宝（中国）网络技术有限公司 (Alipay.com Co., Ltd.) (“Alipay OpCo”), APN Ltd., Alipay HoldCo, the Joinder Parties (as defined therein) and, with respect to the Sections referred to in Section 10.05 therein, Jack Ma Yun and Joseph Chung Tsai;

(b)	Pursuant to Section 7.11 of the Alipay Framework Agreement and the resolutions of the Board dated as of July 29, 2011 adopted in accordance therewith (the “Independent Actions Resolutions”), Alibaba Independent Actions (as defined in the Independent Actions), must be adopted by the Independent Directors (as defined in the Independent Actions) (i) at a Transaction Meeting (as defined in the Independent Actions) or (ii) if permitted thereby, by written resolution;

(c)	Capitalized terms used herein and not otherwise defined herein have the meanings specified in the Independent Actions Resolutions;

(d)	Each of Mr. Ma (as Management Members Representative, as defined in the New Shareholders Agreement by and between the Company, Yahoo!, SoftBank, the Management Members (as defined therein) and certain other shareholders of the Company, dated as of September 18, 2012), SoftBank and Yahoo! had given prior notice to the Company that he/it consented to each Director who had an interest in approving the resolutions below;

Alibaba Group Holding Limited

Board of Directors

Resolutions in Writing

Exercise by Alipay HoldCo of Real Estate Option and

Transfer of Bonus Points Business

(e)	It is proposed that each of Mr. Ma and Mr. Tsai waive the requirement under the Independent Actions to hold a Transaction Meeting in connection with the adoption of the resolutions set forth below and consent to adoption of the resolutions below by written resolution of the Independent Directors;

(f)	The Company and Alipay HoldCo entered into that certain Real Estate Option Agreement dated as of July 29, 2011 (the “Real Estate Option Agreement”);

(g)	Pursuant to Section 2.1 of the Real Estate Option Agreement, Alipay HoldCo has the option to acquire, or to designate Alipay OpCo to acquire, certain real estate rights (including without limitation real property ownership right, land use rights, real estate development rights and other rights set forth in Schedule 2 of the Real Estate Option Agreement) owned by the Company or its subsidiaries or rights to acquire from third parties such real estate rights;

(h)	Such rights held by the Company or its subsidiaries include the right to negotiate and enter into a framework agreement (“LJZ Property Framework Agreement”) with Shanghai Lujiazui Finance & Trade Zone Development Co., Ltd. (上海陆家嘴金融贸易区开发股份有限公司) (“LJZ Development Co., Ltd.”) and to acquire the rights under the LJZ Property Framework Agreement in connection with the pre-purchase of a portion of one of the office buildings currently under development at Block SN1, Century Avenue, Pudong New District, Shanghai, People’s Republic of China, and the corresponding land use rights (the “LJZ Land Use Rights”), which LJZ Property Framework Agreement has been under discussion between LJZ Development Co., Ltd. and certain subsidiaries of the Company;

(i)	Each of Mr. Ma and Mr. Tsai hereby represent to the Directors, both in their capacity as management of the Company and in their capacity as principals of Alipay HoldCo and Alipay OpCo, that such rights were obtained by the subsidiaries of the Company for no consideration and such rights do not include any tangible property or land use rights (although upon execution of the LJZ Property Framework Agreement and performance thereunder, land use rights will eventually be acquired), and Alipay HoldCo, upon performance of the LJZ Property Framework Agreement would purchase the LJZ Land Use Rights at market price;

(j)	Alipay HoldCo has, by notice delivered on March 19, 2012, elected to exercise its option under the Real Estate Option Agreement to acquire, and/or designate Alipay OpCo to acquire, from subsidiaries of the Company the rights (the “LJZ Rights”) to negotiate and enter into the LJZ Property Framework Agreement and to acquire the rights under the LJZ Property Framework Agreement, for no consideration;

Alibaba Group Holding Limited

Board of Directors

Resolutions in Writing

Exercise by Alipay HoldCo of Real Estate Option and

Transfer of Bonus Points Business

(k)	Pursuant to Section 4.1 of the Real Estate Option Agreement, the price for the transfer of the LJZ Rights is to be confirmed by the Independent Directors (as defined in the Alipay Framework Agreement);

(l)	Each of Mr. Ma and Mr. Tsai hereby represents to the Directors, both in his capacity as management of the Company and in his capacity as principal of Alipay HoldCo and Alipay OpCo, that (1) the Company has not incurred any out-of-pocket costs or expenses related to the LJZ Property Framework Agreement and the transfer to Alipay Holdco of the LJZ Rights, (2) the fair market value of the LJZ Rights is zero because the LJZ Rights cannot be separated from the business of Alipay OpCo or retained by the Company for any purpose and (3) the Company and its subsidiaries will not incur any expenses or liabilities, including any taxes, in connection with the transfer of the LJZ Rights;

(m)	The Independent Directors (as defined in the Alipay Framework Agreement) by their signature to these written resolutions confirm that, on the basis of and in reliance upon the representations by management of the Company, they have confirmed the price for the transfer of the LJZ Rights;

(n)	It is proposed that Alipay HoldCo and the Company enter into a confirmation letter, substantially in the form attached hereto as Exhibit A (the “Confirmation”), pursuant to which the Alipay HoldCo will confirm the transfer of the LJZ Rights and Alipay HoldCo will agree to indemnify the Company and its subsidiaries for any expenses or liabilities, including taxes if any that may be incurred by them in connection such transfer; and

(o)	It is proposed that the Company enter into that certain consent letter (the “Consent Letter”) by and among all of the parties to the Alipay Framework Agreement in connection with, among other things, the matters related to Confirmation specified in these resolutions, substantially in the form attached hereto as Exhibit B.

NOW, THEREFORE, IT IS HEREBY UNANIMOUSLY RESOLVED (except with respect to paragraph (f), which is adopted by Messrs. Ma and Tsai only):

(a)	THAT on the basis of and in reliance on representations by management of the Company, the transfer by subsidiaries of the Company of the LJZ Rights for no consideration is hereby approved;

(b)	THAT the entry by the Company into the Confirmation and the Consent Letter be and hereby is approved;

(c)	THAT any Director or any person authorized in writing by a Director is authorized to sign any document or take any action consistent with the foregoing resolution;

(d)	THAT any action taken by the Company, any subsidiary of the Company, any Director or any other employee of the Company or its subsidiaries prior to the passing of these resolutions relating to the LJZ Rights (these “LJZ Rights Resolutions”) in accordance with the specific matters approved herein be approved, confirmed and ratified in all respects;

Alibaba Group Holding Limited

Board of Directors

Resolutions in Writing

Exercise by Alipay HoldCo of Real Estate Option and

Transfer of Bonus Points Business

(e)	THAT save as specifically set forth herein, these LJZ Rights Resolutions shall have no effect on the Independent Actions Resolutions, which shall continue to be in full force and effect; and

(f)	THAT Messrs. Ma and Tsai, by execution of these LJZ Rights Resolutions, hereby waive the requirement under the Independent Actions Resolutions to hold a Transaction Meeting in connection with the resolutions set forth herein and hereby consent to adoption of the resolutions listed above by written resolution of the Independent Directors.

AMENDMENT TO THE ALIPAY FRAMEWORK AGREEMENT AND FORM OF CROSS-LICENSE AGREEMENT WITH RESPECT TO THE TRANSFER OF THE BONUS POINTS BUSINESS

WHEREAS:

(a)	The Company entered into the Alipay Framework Agreement;

(b)	Pursuant to Section 7.11 of the Alipay Framework Agreement and Independent Actions Resolutions, Alibaba Independent Actions (as defined in the Independent Actions Resolutions) must be adopted by the Independent Directors (as defined in the Independent Actions Resolutions) (i) at a Transaction Meeting (as defined in the Independent Actions Resolutions) or (ii) if permitted thereby, by written resolution;

(c)	Capitalized terms herein and not otherwise defined herein have the meanings specified in the Independent Actions Resolutions;

(d)	Pursuant to Section 10.02 of the Alipay Framework Agreement, amendments to the Alipay Framework Agreement must be in writing and signed by the parties (or, as to the Company, the Independent Directors);

(e)	Each of Mr. Ma (as Management Members Representative, as defined in the New Shareholders Agreement by and between the Company, Yahoo!, SoftBank, the Management Members (as defined therein) and certain other shareholders of the Company, dated as of September 18, 2012), SoftBank and Yahoo! had given prior notice to the Company that he/it consented to each Director who had an interest in approving the resolutions below;

(f)	It is proposed that each of Mr. Ma and Mr. Tsai waive the requirement under the Independent Actions Resolutions to hold a Transaction Meeting in connection with the adoption of the resolutions set forth below and consent to adoption of the resolutions below by written resolution of the Independent Directors;

Alibaba Group Holding Limited

Board of Directors

Resolutions in Writing

Exercise by Alipay HoldCo of Real Estate Option and

Transfer of Bonus Points Business

(g)	Pursuant to Section 4 of that certain letter notice and acknowledgment of assignment of the Company’s rights under the Alipay Framework Agreement to the Intercreditor Agent (as defined therein), dated September 11, 2012, consent of the Intercreditor Agent is required to amend the Alipay Framework Agreement;

(h)	Alipay OpCo management contemplates establishing a new subsidiary (the “Alipay Bonus Points Subsidiary”) under 支付宝（中国）信息技术有限公司 (Alipay (China) Information Technology Co., Ltd.) [Alibaba Group accounting designation: Z53], a subsidiary of the Company, to operate and further expand the Alipay OpCo bonus points business currently operated by 支付宝（上海）信息技术有限公司 (Alipay (Shanghai) Information Technology Co., Ltd.) [Z59];

(i)	Alipay OpCo management expects that the Alipay Bonus Points Subsidiary will be entitled to significant enterprise income tax benefits;

(j)	The Alipay Framework Agreement defines the “Retained Business Assets” as any asset or right to the outstanding equity of the entities set forth in Schedule 2.02(b) thereto (each such entity, a “Retained Entity”, and the equity in such entities, collectively, the “Retained Equity Interests”) or to any other assets set forth and described such Schedule 2.02(b); and

(k)	It is proposed that the Company enter into (i) the Amendment to the Alipay Framework Agreement, substantially in the form attached hereto as Exhibit C; (ii) Amendment to Form of Cross-License Agreement, by and among all of the parties to the Alipay Framework Agreement, substantially in the form attached hereto as Exhibit D (Exhibit C and Exhibit D, collectively, the “Amendments”); and the Consent Letter in connection with, among other things, the matters related to the Amendments; which have been reviewed and considered in detail by the Directors.

NOW, THEREFORE, IT IS HEREBY UNANIMOUSLY RESOLVED (except with respect to paragraph (f), which is adopted by Messrs. Ma and Tsai only):

(a)	THAT it is in commercial interest of the Company that the Alipay Bonus Points Subsidiary be established as a subsidiary of 支付宝（中国）信息技术有限公司 (Alipay (China) Information Technology Co., Ltd.) [Z53] and that the Alipay Framework Agreement be amended to include the Alipay Bonus Points Subsidiary as a “Retained Business Asset” under the Alipay Framework Agreement;

(b)	THAT the entry by the Company into the Amendments and the Consent Letter is hereby approved;

(c)	THAT the Independent Directors are authorized to jointly sign, execute and deliver the Amendments for and on behalf of the Company;

(d)	THAT any action taken by the Company, any subsidiary of the Company, any Director or any other employee of the Company or its subsidiaries prior to the passing of these resolutions relating to the Alipay Bonus Points business transfer (these “Alipay Bonus Points Resolutions”) in accordance with the specific matters approved herein be approved, confirmed and ratified in all respects;

Alibaba Group Holding Limited

Board of Directors

Resolutions in Writing

Exercise by Alipay HoldCo of Real Estate Option and

Transfer of Bonus Points Business

(e)	THAT save as specifically set forth herein, these Alipay Bonus Points Resolutions shall have no effect on the Independent Actions Resolutions, which shall continue to be in full force and effect; and

(f)	THAT Messrs. Ma and Tsai, by execution of these Alipay Bonus Rights Resolutions, hereby waive the requirement under the Independent Actions Resolutions to hold a Transaction Meeting in connection with the resolutions set forth herein and hereby consent to adoption of the resolutions listed above by written resolution of the Independent Directors.

[Signature page follows]

Alibaba Group Holding Limited

Board of Directors

Resolutions in Writing

Exercise by Alipay HoldCo of Real Estate Option and

Transfer of Bonus Points Business

Ma Yun	Timothy R. Morse
Dated: November , 2012	Dated: November , 2012

Masayoshi Son	Joseph C. Tsai
Dated: November , 2012	Dated: November , 2012

Alibaba Group Holding Limited

Board of Directors

Resolutions in Writing

Exercise by Alipay HoldCo of Real Estate Option and

Transfer of Bonus Points Business

Exhibit D

Amendment to Form of Cross-License Agreement

AMENDMENT TO FORM OF CROSS-LICENSE AGREEMENT

WHEREAS, reference is hereby made to that certain Framework Agreement, dated as of July 29, 2011 (the “Alipay Framework Agreement”), made and entered into by and among Alibaba Group Holding Limited (“Alibaba”), SOFTBANK CORP., Yahoo! Inc., 支付宝（中国）网络技术有限公司 (Alipay.com Co., Ltd.) (“Alipay”), 浙江阿里巴巴电子商务有限公司 (Zhejiang Alibaba E-Commerce Co., Ltd.), APN Ltd., the Joinder Parties (as defined therein) and, with respect to the Sections referred to in Section 10.05 therein, Jack Ma Yun and Joseph Chung Tsai; and

WHEREAS, the Parties (as defined in the Alipay Framework Agreement) desire and intend that this Amendment to Form of Cross-License Agreement (this “Amendment”) have no force or effect until the Amendment Effective Time (as defined in Section 3 of this Amendment).

NOW THEREFORE, the parties hereto agree that, effective as of the Amendment Effective Time:

1. Alibaba and Alipay hereby agree, and all of the parties to the Alipay Framework Agreement hereby agree, that the Form of Cross-License Agreement (the “Form of Cross-License Agreement”) attached as Exhibit A to the Side Letter Agreement re: Form of Cross-License Agreement, by and between Alibaba and Alipay, dated December 14, 2011, shall be amended as follows:

(a)	Recital A of the Form of Cross-License Agreement shall be amended to read in its entirety as follows:

“Alibaba and Alipay, among other Persons, entered into a series of agreements dated as of July 29, 2011, including but not limited to a “Framework Agreement,” a “Commercial Agreement” and an “Intellectual Property License and Software Technology Services Agreement,” in each case as from time to time amended, varied, altered, restated, novated or replaced, setting forth the Parties’ agreements for Alipay’s independent pursuit of the Business under the ownership of HoldCo and other matters;”

(b)	The first paragraph of Article 1 of the Form of Cross-License Agreement shall be amended to read in its entirety as follows:

“For the purposes of this Agreement, in addition to the capitalized terms defined elsewhere in this Agreement, the following capitalized terms will have the meaning ascribed to them below. All other capitalized terms not otherwise defined in this Agreement shall have the meaning ascribed to them in the Framework Agreement (as from time to time amended, varied, altered, restated, novated or replaced) or, if not defined in the Framework Agreement, in the IPLSTSA.”

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2. Notwithstanding Section 7.11 of the Alipay Framework Agreement, the Parties hereby deem the written resolutions of the directors of Alibaba attached hereto as Annex I to be an effective unanimous consent of the Independent Directors of Alibaba as required under Section 7.11 of the Alipay Framework Agreement in order to approve, as an Alibaba Independent Action, Alibaba’s execution of this Amendment; provided, that this Amendment shall not in any way modify Section 7.11 of the Alipay Framework Agreement.

3. This Amendment shall only become effective upon the delivery to Alibaba within 60 days of the execution date of this Amendment of a written consent (the “Intercreditor Agent Consent”) to the Amendment to the Alipay Framework Agreement, by and among the Parties and dated on or about the date hereof, from The Hongkong and Shanghai Banking Corporation Limited (the “Intercreditor Agent”), pursuant to and in accordance with the Security Agreement dated June 18, 2012 between Alibaba and the Intercreditor Agent (the “Security Agreement”) and Section 4 of those certain letter notices and acknowledgments, dated September 11, 2012, exchanged between Alibaba and the other Parties regarding the Security Agreement (the “Amendment Effective Time”). Upon Alibaba’s receipt of the Intercreditor Agent Consent, Alibaba shall promptly (and in any event within 24 hours after its receipt) deliver a true and accurate copy of the Intercreditor Agent Consent to the Parties.

4. Nothing in this Amendment is intended to, nor shall it, modify the Alipay Framework Agreement in any manner other than as specifically provided herein and all other terms and conditions of the Alipay Framework Agreement shall remain in full force and effect. Article X of the Alipay Framework Agreement is incorporated herein by reference and shall be deemed applicable to this Amendment mutatis mutandis.

[Signature page follows]

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IN WITNESS WHEREOF the duly authorized representatives of each of the Parties hereto have executed this Amendment dated this      day of              2012.

Alibaba Group Holding Limited

By:
	Name:	Timothy R. Morse
	Title:	Independent Director

By:
	Name:	Masayoshi Son
	Title:	Independent Director

Yahoo! Inc.

By:
	Name:	Ronald S. Bell
	Title:	General Counsel and Secretary

SOFTBANK CORP.

By:
	Name:	Masayoshi Son
	Title:	Chairman & CEO

APN Ltd.

By:
	Name:	Jack Ma Yun
	Title:	Director

Signature Page

Amendment to Form of Cross-License Agreement

浙江阿里巴巴电子商务有限公司
Zhejiang Alibaba E-Commerce Co., Ltd.

By:
	Name:	MA Yun (马云)
	Title:	Legal Representative

支付宝（中国）网络技术有限公司 Alipay.com Co., Ltd.

By:
	Name:	MA Yun (马云)
	Title:	Legal Representative

Jack Ma Yun

On his own behalf and on behalf of the Joinder Parties

Joseph Chung Tsai

Xie Shihuang

Signature Page

Amendment to Form of Cross-License Agreement

Annex I

Unanimous Consent

ALIBABA GROUP HOLDING LIMITED

(Incorporated in the Cayman Islands)

(the “Company”)

RESOLUTIONS IN WRITING CONSENTED TO BY ALL THE DIRECTORS OF THE COMPANY PURSUANT TO ARTICLE 85 OF THE ARTICLES OF ASSOCIATION OF THE COMPANY

INTERESTS OF DIRECTORS

IT IS NOTED THAT each director (a “Director”) of the board of Directors (the “Board”) of the Company has confirmed he has duly disclosed his interests, if any, in the matters contemplated by these resolutions, in accordance with the Articles of Association of the Company, and that no Director is prohibited from approving the below resolutions. In particular, Mr. Ma has disclosed he is the majority and controlling shareholder of 浙江阿里巴巴电子商务有限公司 (Zhejiang Alibaba E-Commerce Co., Ltd.) (“Alipay HoldCo”), and Mr. Tsai has disclosed that, as a member of senior management of the Company, he may in the future acquire a beneficial interest in Alipay HoldCo. Except as so disclosed, each Director confirms that he does not have any conflict of interest in connection with the resolutions below.

EXERCISE BY ALIPAY HOLDCO OF REAL ESTATE OPTION

WHEREAS:

(a)	The Company entered into that certain Framework Agreement dated July 29, 2011 (the “Alipay Framework Agreement”) by and among the Company, SOFTBANK CORP. (“SoftBank”), Yahoo! Inc. (“Yahoo!”), 支付宝（中国）网络技术有限公司 (Alipay.com Co., Ltd.) (“Alipay OpCo”), APN Ltd., Alipay HoldCo, the Joinder Parties (as defined therein) and, with respect to the Sections referred to in Section 10.05 therein, Jack Ma Yun and Joseph Chung Tsai;

(b)	Pursuant to Section 7.11 of the Alipay Framework Agreement and the resolutions of the Board dated as of July 29, 2011 adopted in accordance therewith (the “Independent Actions Resolutions”), Alibaba Independent Actions (as defined in the Independent Actions), must be adopted by the Independent Directors (as defined in the Independent Actions) (i) at a Transaction Meeting (as defined in the Independent Actions) or (ii) if permitted thereby, by written resolution;

(c)	Capitalized terms used herein and not otherwise defined herein have the meanings specified in the Independent Actions Resolutions;

(d)	Each of Mr. Ma (as Management Members Representative, as defined in the New Shareholders Agreement by and between the Company, Yahoo!, SoftBank, the Management Members (as defined therein) and certain other shareholders of the Company, dated as of September 18, 2012), SoftBank and Yahoo! had given prior notice to the Company that he/it consented to each Director who had an interest in approving the resolutions below;

Alibaba Group Holding Limited

Board of Directors

Resolutions in Writing

Exercise by Alipay HoldCo of Real Estate Option and

Transfer of Bonus Points Business

1

(e)	It is proposed that each of Mr. Ma and Mr. Tsai waive the requirement under the Independent Actions to hold a Transaction Meeting in connection with the adoption of the resolutions set forth below and consent to adoption of the resolutions below by written resolution of the Independent Directors;

(f)	The Company and Alipay HoldCo entered into that certain Real Estate Option Agreement dated as of July 29, 2011 (the “Real Estate Option Agreement”);

(g)	Pursuant to Section 2.1 of the Real Estate Option Agreement, Alipay HoldCo has the option to acquire, or to designate Alipay OpCo to acquire, certain real estate rights (including without limitation real property ownership right, land use rights, real estate development rights and other rights set forth in Schedule 2 of the Real Estate Option Agreement) owned by the Company or its subsidiaries or rights to acquire from third parties such real estate rights;

(h)	Such rights held by the Company or its subsidiaries include the right to negotiate and enter into a framework agreement (“LJZ Property Framework Agreement”) with Shanghai Lujiazui Finance & Trade Zone Development Co., Ltd. (上海陆家嘴金融贸易区开发股份有限公司) (“LJZ Development Co., Ltd.”) and to acquire the rights under the LJZ Property Framework Agreement in connection with the pre-purchase of a portion of one of the office buildings currently under development at Block SN1, Century Avenue, Pudong New District, Shanghai, People’s Republic of China, and the corresponding land use rights (the “LJZ Land Use Rights”), which LJZ Property Framework Agreement has been under discussion between LJZ Development Co., Ltd. and certain subsidiaries of the Company;

(i)	Each of Mr. Ma and Mr. Tsai hereby represent to the Directors, both in their capacity as management of the Company and in their capacity as principals of Alipay HoldCo and Alipay OpCo, that such rights were obtained by the subsidiaries of the Company for no consideration and such rights do not include any tangible property or land use rights (although upon execution of the LJZ Property Framework Agreement and performance thereunder, land use rights will eventually be acquired), and Alipay HoldCo, upon performance of the LJZ Property Framework Agreement would purchase the LJZ Land Use Rights at market price;

(j)	Alipay HoldCo has, by notice delivered on March 19, 2012, elected to exercise its option under the Real Estate Option Agreement to acquire, and/or designate Alipay OpCo to acquire, from subsidiaries of the Company the rights (the “LJZ Rights”) to negotiate and enter into the LJZ Property Framework Agreement and to acquire the rights under the LJZ Property Framework Agreement, for no consideration;

Alibaba Group Holding Limited

Board of Directors

Resolutions in Writing

Exercise by Alipay HoldCo of Real Estate Option and

Transfer of Bonus Points Business

2

(k)	Pursuant to Section 4.1 of the Real Estate Option Agreement, the price for the transfer of the LJZ Rights is to be confirmed by the Independent Directors (as defined in the Alipay Framework Agreement);

(l)	Each of Mr. Ma and Mr. Tsai hereby represents to the Directors, both in his capacity as management of the Company and in his capacity as principal of Alipay HoldCo and Alipay OpCo, that (1) the Company has not incurred any out-of-pocket costs or expenses related to the LJZ Property Framework Agreement and the transfer to Alipay Holdco of the LJZ Rights, (2) the fair market value of the LJZ Rights is zero because the LJZ Rights cannot be separated from the business of Alipay OpCo or retained by the Company for any purpose and (3) the Company and its subsidiaries will not incur any expenses or liabilities, including any taxes, in connection with the transfer of the LJZ Rights;

(m)	The Independent Directors (as defined in the Alipay Framework Agreement) by their signature to these written resolutions confirm that, on the basis of and in reliance upon the representations by management of the Company, they have confirmed the price for the transfer of the LJZ Rights;

(n)	It is proposed that Alipay HoldCo and the Company enter into a confirmation letter, substantially in the form attached hereto as Exhibit A (the “Confirmation”), pursuant to which the Alipay HoldCo will confirm the transfer of the LJZ Rights and Alipay HoldCo will agree to indemnify the Company and its subsidiaries for any expenses or liabilities, including taxes if any that may be incurred by them in connection such transfer; and

(o)	It is proposed that the Company enter into that certain consent letter (the “Consent Letter”) by and among all of the parties to the Alipay Framework Agreement in connection with, among other things, the matters related to Confirmation specified in these resolutions, substantially in the form attached hereto as Exhibit B.

NOW, THEREFORE, IT IS HEREBY UNANIMOUSLY RESOLVED (except with respect to paragraph (f), which is adopted by Messrs. Ma and Tsai only):

(a)	THAT on the basis of and in reliance on representations by management of the Company, the transfer by subsidiaries of the Company of the LJZ Rights for no consideration is hereby approved;

(b)	THAT the entry by the Company into the Confirmation and the Consent Letter be and hereby is approved;

(c)	THAT any Director or any person authorized in writing by a Director is authorized to sign any document or take any action consistent with the foregoing resolution;

(d)	THAT any action taken by the Company, any subsidiary of the Company, any Director or any other employee of the Company or its subsidiaries prior to the passing of these resolutions relating to the LJZ Rights (these “LJZ Rights Resolutions”) in accordance with the specific matters approved herein be approved, confirmed and ratified in all respects;

Alibaba Group Holding Limited

Board of Directors

Resolutions in Writing

Exercise by Alipay HoldCo of Real Estate Option and

Transfer of Bonus Points Business

3

(e)	THAT save as specifically set forth herein, these LJZ Rights Resolutions shall have no effect on the Independent Actions Resolutions, which shall continue to be in full force and effect; and

(f)	THAT Messrs. Ma and Tsai, by execution of these LJZ Rights Resolutions, hereby waive the requirement under the Independent Actions Resolutions to hold a Transaction Meeting in connection with the resolutions set forth herein and hereby consent to adoption of the resolutions listed above by written resolution of the Independent Directors.

AMENDMENT TO THE ALIPAY FRAMEWORK AGREEMENT AND FORM OF CROSS-LICENSE AGREEMENT WITH RESPECT TO THE TRANSFER OF THE BONUS POINTS BUSINESS

WHEREAS:

(a)	The Company entered into the Alipay Framework Agreement;

(b)	Pursuant to Section 7.11 of the Alipay Framework Agreement and Independent Actions Resolutions, Alibaba Independent Actions (as defined in the Independent Actions Resolutions) must be adopted by the Independent Directors (as defined in the Independent Actions Resolutions) (i) at a Transaction Meeting (as defined in the Independent Actions Resolutions) or (ii) if permitted thereby, by written resolution;

(c)	Capitalized terms herein and not otherwise defined herein have the meanings specified in the Independent Actions Resolutions;

(d)	Pursuant to Section 10.02 of the Alipay Framework Agreement, amendments to the Alipay Framework Agreement must be in writing and signed by the parties (or, as to the Company, the Independent Directors);

(e)	Each of Mr. Ma (as Management Members Representative, as defined in the New Shareholders Agreement by and between the Company, Yahoo!, SoftBank, the Management Members (as defined therein) and certain other shareholders of the Company, dated as of September 18, 2012), SoftBank and Yahoo! had given prior notice to the Company that he/it consented to each Director who had an interest in approving the resolutions below;

(f)	It is proposed that each of Mr. Ma and Mr. Tsai waive the requirement under the Independent Actions Resolutions to hold a Transaction Meeting in connection with the adoption of the resolutions set forth below and consent to adoption of the resolutions below by written resolution of the Independent Directors;

Alibaba Group Holding Limited

Board of Directors

Resolutions in Writing

Exercise by Alipay HoldCo of Real Estate Option and

Transfer of Bonus Points Business

4

(g)	Pursuant to Section 4 of that certain letter notice and acknowledgment of assignment of the Company’s rights under the Alipay Framework Agreement to the Intercreditor Agent (as defined therein), dated September 11, 2012, consent of the Intercreditor Agent is required to amend the Alipay Framework Agreement;

(h)	Alipay OpCo management contemplates establishing a new subsidiary (the “Alipay Bonus Points Subsidiary”) under 支付宝（中国）信息技术有限公司 (Alipay (China) Information Technology Co., Ltd.) [Alibaba Group accounting designation: Z53], a subsidiary of the Company, to operate and further expand the Alipay OpCo bonus points business currently operated by 支付宝（上海）信息技术有限公司 (Alipay (Shanghai) Information Technology Co., Ltd.) [Z59];

(i)	Alipay OpCo management expects that the Alipay Bonus Points Subsidiary will be entitled to significant enterprise income tax benefits;

(j)	The Alipay Framework Agreement defines the “Retained Business Assets” as any asset or right to the outstanding equity of the entities set forth in Schedule 2.02(b) thereto (each such entity, a “Retained Entity”, and the equity in such entities, collectively, the “Retained Equity Interests”) or to any other assets set forth and described such Schedule 2.02(b); and

(k)	It is proposed that the Company enter into (i) the Amendment to the Alipay Framework Agreement, substantially in the form attached hereto as Exhibit C; (ii) Amendment to Form of Cross-License Agreement, by and among all of the parties to the Alipay Framework Agreement, substantially in the form attached hereto as Exhibit D (Exhibit C and Exhibit D, collectively, the “Amendments”); and the Consent Letter in connection with, among other things, the matters related to the Amendments; which have been reviewed and considered in detail by the Directors.

NOW, THEREFORE, IT IS HEREBY UNANIMOUSLY RESOLVED (except with respect to paragraph (f), which is adopted by Messrs. Ma and Tsai only):

(a)	THAT it is in commercial interest of the Company that the Alipay Bonus Points Subsidiary be established as a subsidiary of 支付宝（中国）信息技术有限公司 (Alipay (China) Information Technology Co., Ltd.) [Z53] and that the Alipay Framework Agreement be amended to include the Alipay Bonus Points Subsidiary as a “Retained Business Asset” under the Alipay Framework Agreement;

(b)	THAT the entry by the Company into the Amendments and the Consent Letter is hereby approved;

(c)	THAT the Independent Directors are authorized to jointly sign, execute and deliver the Amendments for and on behalf of the Company;

(d)	THAT any action taken by the Company, any subsidiary of the Company, any Director or any other employee of the Company or its subsidiaries prior to the passing of these resolutions relating to the Alipay Bonus Points business transfer (these “Alipay Bonus Points Resolutions”) in accordance with the specific matters approved herein be approved, confirmed and ratified in all respects;

Alibaba Group Holding Limited

Board of Directors

Resolutions in Writing

Exercise by Alipay HoldCo of Real Estate Option and

Transfer of Bonus Points Business

5

(e)	THAT save as specifically set forth herein, these Alipay Bonus Points Resolutions shall have no effect on the Independent Actions Resolutions, which shall continue to be in full force and effect; and

(f)	THAT Messrs. Ma and Tsai, by execution of these Alipay Bonus Rights Resolutions, hereby waive the requirement under the Independent Actions Resolutions to hold a Transaction Meeting in connection with the resolutions set forth herein and hereby consent to adoption of the resolutions listed above by written resolution of the Independent Directors.

[Signature page follows]

Alibaba Group Holding Limited

Board of Directors

Resolutions in Writing

Exercise by Alipay HoldCo of Real Estate Option and

Transfer of Bonus Points Business

6

Ma Yun	Timothy R. Morse
Dated: November , 2012	Dated: November , 2012

Masayoshi Son	Joseph C. Tsai
Dated: November , 2012	Dated: November , 2012

Alibaba Group Holding Limited

Board of Directors

Resolutions in Writing

Exercise by Alipay HoldCo of Real Estate Option and

Transfer of Bonus Points Business

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